SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Filed pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

                    October 24, 1996 (October 23, 1996)
(Date of Report (Date of earliest event reported))

ADVANCED MEDICAL, INC.

(Exact name of registrant as specified in charter)


Delaware

(State or other jurisdiction of incorporation)


33-26398

(Commission File Number)


13-3492624

(IRS Employer Identification No.)


9775 Businesspark Avenue
San Diego, CA  92131

(Address of principal executive officers)



(619) 566-0426

(Registrant's telephone number, including area code)





ITEM 5.     Other Events

      Filed herewith is the Press Release dated October 24, 1996 announcing that the Registrant had been notified by the Federal Trade Commission that early termination of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, waiting period had been granted in connection with its previously announced combination with IVAC Medical Systems, Inc.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not Applicable

      (b)   Not Applicable

      (c)   Exhibits.

            Exhibit 99  Press Release dated October 24, 1996





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                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ADVANCED MEDICAL, INC.
                                                (Registrant)



Date:  October 24, 1996             By: /s/ Joseph W. Kuhn
                                                Joseph W. Kuhn
                                                President

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                                     EXHIBIT INDEX

Exhibit                Material to be Filed                   Page
Number                     as Exhibits                       Number

Exhibit 99           Press Release dated October 24,
                     1996